DIAMOND FOODS

EMERALD
Walnuts
Harmony
Smoked Almonds
TRAIL MIX
Pecans
Whole Cashews
Walnut Halves
Mixed Nuts
DIAMOND
Whole Almonds
Pecan Halves
JumboWalnuts

Diamond Foods, Inc.
Company Presentation
December 12, 2007

Important information

This material contains forward-looking statements, including forecasts of growth, long-term financial goals, expanding margins, industry growth and our strategic plans, that involve known and unknown risks and uncertainties that may cause actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by this material.  Actual results may differ materially from those contained in the forward-looking statements.  Such risk factors include, among others:  safety and quality issues could harm our sales; fluctuations in raw material prices and availability could harm our profitability; competition could affect our results of operations; inability to integrate acquired entities could harm our profitability; loss of one or more major customers could reduce revenue and profits; risk of failure to expand distribution in existing channels or secure new distribution outlets to sell our products, and changes in the food industry and customer preferences could reduce demand for our products.  Additional information concerning these and other risk factors is contained in the Risk Factors section of our Annual Report on Form 10-K, on file with the Securities and Exchange Commission, as well as factors identified in our other periodic reports filed with the Commission from time to time.

The forward-looking statements in this material are based on our assumptions, expectations and projections about future events as the date of this presentation.  We do not undertake any obligation to update this information to reflect events or circumstances subsequent to its presentation.

15%

Other

Asia & All

11%

Europe

74%

United States

41%

Culinary

28%

Foodservice

Ingredient and

15%

Snack

16%

In-shell

$477

$523

$463

$360

$309

$282

$288

$200

$180

14% CAGR – Total Sales

Growth History

$30 million

EBITDA (TTM 10/2007)

July, 2005

IPO

$320 million

Market Capitalization

$538 million

Net Sales (TTM 10/2007)

1912

Founded

Global Presence

Diversified Business

Key Statistics

Company overview

1999

2000

2001

2002

2003

2004

2005

2006

2007

DIAMOND FOODS

OMEGA-3
DIAMOND
OF CALIFORNIA
Shelled Walnuts
DIAMOND
Shelled Pecans
DIAMOND
Sliced Almonds

EMERALD
Smoked Almonds
EMERALD
Smoked Almonds
EMERALD
Smoked Almonds
EMERALD
CHIPOTLE
EMERALD
WASABI
EMERALD
EMERALD
TRAIL MIX
EMERALD
TRAIL MIX
EMERALD
TRAIL MIX

DIAMOND
Nature's Perfect Fuel Food
DIAMOND
DIAMOND
EMERALD
Harmony
Spicy Southwest
DIAMOND
DIAMOND

Multiple points of entry in the store

Produce

Culinary

Snack

Beer & Wine
Bottled Water
Cereal
Baking/confection

Multiple points of contact with shoppers

Store Diagram & Typical Consumer Shopping Pattern

Store Entrance

Produce

Checkout

Snack

Soda

Rapidly increasing in-store footprint

Since 1997 the average number of Diamond & Emerald SKUs per
store has grown 26% per year

__________________________

Source: Information Resources Inc., U.S. Food; 12-months ended December; total U.S. Average

3.2

4.0

5.8

8.8

15.4

15.6

16.4

16.8

17.0

5.8

7.2

8.0

14.9

1997

1998

1999

2000

2001

2002

2003

2004

2005

2006

Diamond

Emerald

A strong track record of top line growth

______________________

Source:  company reports; Diamond total net sales; TTM ended Oct (Q1), Jan (Q2), Apr (Q3), Jul (Q4)

15% CAGR net sales growth since 2000

26 of 32 quarters had year-over-year growth

2000

2001

2002

2003

2004

2008

2005

2006

2007

$189

$193

$194

$200

$253

$272

$288

$296

$296

$289

$282

$282

$293

$303

$309

$319

$325

$390

$412

$435

$463

$468

$480

$468

$477

$469

$488

$523

$538

$517

$234

$340

$360

$0

$100

$200

$300

$400

$500

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

Q1

Q2

Q3

Q4

$ Millions

Retail

64%

Non-

Retail

36%

Top-line momentum driven by focus on retail

___________________________

Note: Retail includes North American culinary, snack and in-shell sales.

Total Sales: $309 million

Total Sales: $538 million

8

50%

Retail

Non-

50%

Retail

FY 2003

14% CAGR

+5% CAGR

+21% CAGR

TTM (10/07)

Retail sales have grown more than four times as fast as non-retail sales

$154

$188

$229

$275

$333

$345

$155

$172

$234

$202

$190

$193

$309

$360

$477

$523

$538

$463

-50

50

150

250

350

450

550

2003

2004

2005

2006

2007

TTM (10/07)

Sales

($ in millions)

Retail

Non-Retail

Transforming the business

  Rapidly increase North American Retail sales

#1 brand of culinary and in-shell nuts

Fastest-growing snack nut brand

  Rationalize Non-Retail business (Ingredient/International)

Focus on areas that maximize profitability

  On path to longer-term higher margins and increased profitability

Reap benefits of heavy investment to launch/build out snack

Mix shift towards higher margin retail and value-added products

Return to normal commodity cost environment

Capital investment projects to improve long-term efficiency

From Agricultural Cooperative to public Consumer Packaged Foods company

Brand Overview:
Culinary

Diamond is the leader in culinary & in-shell

Category is growing

6% per year

Diamond’s share is 4-times
larger than the #2 competitor

__________________________

Source:  Information Resources, Inc.; U.S. Food, 52-weeks ended 11/04/07

__________________________

Source:  Information Resources, Inc.; U.S. Food, 52 weeks ended 12/31

$431

$458

$470

$395

2003

2004

2005

2006

$ Millions

19.6%

8.2%

3.0%

34.5%

Diamond

Private Label

Planters

Fisher

$ share of culinary
& baking nuts

Diamond – category leadership

16 of top 19 branded culinary nut SKUs are Diamond items

$           3,815,765

PLANTERS REGULAR PECAN BAKING NUT HALVES 6OZ 2900007002

19

$           3,852,534

PLANTERS REGULAR PECAN BAKING NUT PIECES 6OZ 2900007003

18

$           3,865,393

DIAMOND REGULAR ALMOND BAKING NUT 2.25OZ 7045034391

17

$           3,901,748

DIAMOND REGULAR PECAN BAKING NUT 2.25OZ 7045014891

16

$           4,082,052

DIAMOND REGULAR ALMOND BAKING NUT SLIVERED 704503436191

15

$           4,378,261

DIAMOND REGULAR PECAN BAKING NUT HALVES 16OZ 7045014111

14

$           4,379,250

DIAMOND REGULAR WALNUT BAKING NUT CHOPPED 14OZ 7045004461

13

$           4,526,937

DIAMOND REGULAR WALNUT BAKING NUT WHOLE 16OZ 7045002004

12

$           4,745,374

DIAMOND REGULAR WALNUT BAKING NUT DICED 10OZ 7045004520

11

$           4,769,099

DIAMOND REGULAR MIXED NUT BAKING NUT WHOLE 16OZ 1030000013

10

$           4,811,357

DIAMOND REGULAR ALMOND BAKING NUT SLICED 6OZ 7045004351

9

$           4,894,169

DIAMOND REGULAR WALNUT BAKING NUT 16OZ 7045003210

8

$           5,010,633

DIAMOND REGULAR WALNUT BAKING NUT HALF 6OZ 7045004441

7

$           5,641,893

DIAMOND REGULAR PECAN BAKING NUT 6OZ 7045014251

6

$           5,749,818

HARRELL REGULAR PECAN BAKING NUT HALF 12OZ 3935012151

5

$           7,497,148

DIAMOND REGULAR WALNUT BAKING NUT 10OZ 7045004220

4

$         13,452,340

DIAMOND REGULAR PECAN BAKING NUT CHOPPED 8OZ 7045014231

3

$         16,939,380

DIAMOND REGULAR WALNUT BAKING NUT CHOPPED 8OZ 7045004231

2

$         28,627,870

DIAMOND REGULAR WALNUT BAKING NUT 16OZ 7045004210

1

$  492,972,300

CATEGORY - BAKING NUTS

Dollar Sales

Diamond:  creative & speed scratch cooks

Source: Diamond of California Usage & Attitude Study;

2005 Consumer Insights Builder, Panel Data

“Nut Involved” – Uses nuts to add excitement when
cooking/eating

Demographics

Female HH 45+ (69% of buyers)

Highly educated: college and post-graduate

High income: $75k+

Household size: 2

Psychographics

Buy brand names, pay more for quality

“Creative cooks” who experiment

“Speed scratch” cooks

Buy different nuts depending on season

Add nuts to a recipe even if it’s not called for

For example, use nuts instead of raisins,
chocolate chips

It won't be
A SECRET INGREDIENT FOR LONG.
DIAMOND
Shelled Walnuts
DIAMOND

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Demographic trends favor continued growth

Older age groups are
growing faster than the
general population

Nut consumption
increases with age

100 = average

__________________________

Source: NPD 2-year December 2006 in-home usage Snacking Study

Consumption of Nuts by Adults

Index to sample individuals: eatings

52

72

93

121

202

174

18-24 Age

group

25-24

35-44

45-54

55-64

65+

Average Annual Growth

in U.S. Population

2005 - 2010

0.8%

2.0%

2.6%

1.8%

Total Population

45+ years old

55+

65+

Brand Overview:

Snack

The Emerald opportunity

Consumers looking for healthier snacking choices

Significant Growth Opportunity

Nuts

52.3 mm regular nut
users

45+ age group, female

Snacks

$2.9B market

Snack

Nuts

Source: USDA and IRI, Packaged facts;
Euromonitor 2007

$30B market

153 mm regular snackers

18+ age group, male

Nutritional snack sales expected to grow at
faster rate than overall snack category

Large and growing snack nut category

______________________________

Source:  Information Resources, Inc.; U.S. Food, 12-weeks ended 11/04/07

Snack nut category is 3-times
larger than culinary & in-shell

18

$ Millions

Snack

Culinary

$1,593

$510

Total Share

4.6%

Tree Nut
Segment
Share 5.6%

______________________________

Source:   Information Resources, Inc.  U.S. Food, Drug, MM, 52-weeks ended 11/04/07

“All others” lack national
distribution and marketing

27%

35%

33%

Planters

Private

Label

Emerald

All others

DIAMOND FOODS

BUD LIGHT
BUD BOWL
High in Protein • No Cholesterol
High in Protein • No Cholesterol
High in Protein • No Cholesterol
High in Protein • No Cholesterol

Budweiser Budweiser Budweiser
Save on a Holiday Classic
EMERALD
Smoked Almonds
EMERALD
Whole Cashews
SAVE $3.00

EMERALD Mixed Nuts
EMERALD Whole Cashews
EMERALD Dry Roasted Almonds
BUY ANY THREE
CANS OF EMERALD NUTS
AND GET 1 FREE
8-PACK OF COCA-COLA

HAVE A SKYY AFFAIR
SKYY

Retail Activation - Partners

Partnerships/programs help drive velocity and build long-term brand value

DIAMOND FOODS

EMERALD
BOWL
Emerald Nuts' Guide To Stealing Your
OPPONENTS' MASCOT
UCLA Campus Map
EMERALD
Mixed Nuts

EMERALD BOWL

EMERALD MIDNIGHT RUN

ING NEW YORK CITY MARATHON

EMERALD FINAL FIVE

THE CITY OF LOS ANGELES MARATHON

A CELEBRATION OF RUNNING
EMERALD ACROSS THE BAY 12K

The LaSalle Bank
Chicago Marathon

SF GIANTS

Sponsorships – healthy, active, lifestyle

New York

Central Park 12/31/07

San Francisco

March’08

Los Angeles

March’08

Brand Building – Consumer Outreach

Emerald’s launch has been supported by an innovative marketing campaign to establish brand recognition

2007 Super Bowl

Campaign

2005 Super Bowl Ad

Campaign

Snack sales are off to a strong start

______________________________

Source:  company reports.  2003 – 2007 are for 12 months ended July 31

Led by Emerald, snack sales are outpacing the category

$83

$3

$7

$22

$41

$80

2003

2004

2005

2006

2007

TTM

(10/07)

$ Millions

Emerald – attracting next generation users

Planter’s

Emerald

Total Salty Snacks

Consumption of Nuts, Salty Snacks by Adults (Eatings)

Source: NPD 2-year December 2006 2-year in-home usage Snacking Study

100 = average

97

96

94

45

133

140

156

110

55

72

89

126

91

100

96

126

174

185

  18-24 Years Old

  25-34 Years Old

  35-44 Years Old

  45-54 Years Old

  55-64 Years Old

  65+ Years Old

Financial Overview

Fiscal 2007 full-year results

  $523 million in net sales (up 10%)

$333 million in North American Retail sales (up
21%)

  $80 million in Snack sales (up 96%)

  15.0% gross margin

  $0.56 Non-GAAP EPS (including stock-based
                        compensation expense) (1)

(1)

See 8-K filing dated September 20 2007 for discussion of non-GAAP items

Fiscal 2008 guidance

  Full-year

$535 million to $555 million in net sales (was $530 million to $550 million)

  19%+ growth in North American Retail sales

  50% to 65% growth in Snack sales

100 basis point improvement in gross margin

$20 million - $22 million in Advertising expense

$0.80 to $0.90 EPS

Q2 (January 31)

$130 million to $140 million in net sales

$0.12 to $0.17 EPS

Q1 Fiscal 2008 results

$185 million in net sales (up 9%)

$122 million in North American Retail sales (up
10%)

$19 million in Snack sales (up 21%)

16.0% gross margin

$0.52 EPS (including stock-based compensation)

Long-term financial targets

(1)

See 8-K filing dated December 10, 2007 for discussion of non-GAAP items

CAGR

%

50

–

+ 40

+ 22%

(1)

Growth

GAAP EPS

–

on

N

2007

–

2006

%

~10

%

3

Income Margin

Operating

7

200

~20%

%

5

1

argin

M

Gross Profit

7

200

CAGR

%

8

–

+ 6

%

3

1

rowth

Net sales g

Targets

2011

2007

–

2002

CAGR

Sales growth includes:

North

American

Retail

+ 14

–

18%

CAGR

Snack

$200

-

$250

M

Culinary

~

+

5%

CAGR

In

-

shell

<

+

3%

CAGR

Strong Balance Sheet

189.2

206.5

Inventories

0.8

0.7

Debt / EBITDA

27.0

32.1

Other assets

1.5

1.4

Current ratio

$   110.2

$     98.1

Working capital

$     22.4

$     12.9

Net debt (cash)

$   367.4

$   380.6

   Total Liabilities & Equity

134.9

121.3

Shareholder’s equity

20.3

$   367.4

33.9

$     117.3

10/2007

20.0

Long-term debt

$   380.6

   Total Assets

35.0

PP&E, net

$     107.0

Cash & Trade Receivables

10/2006

($ Millions, except ratios)

Diamond Foods, Inc.